Supplement dated December 4, 2017

to the

Prospectuses dated May 1, 2017

for

CWA VA Advantage IV Variable Annuity

CWA VA Preferred Plus Variable Annuity

Commonwealth Horizon Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its
Commonwealth Annuity Separate Account A

On July 3, 2017, Amundi acquired Pioneer Investments. As a result of the transaction, Pioneer Investment Management, Inc. became a wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc. Furthermore, the names of the portfolio’s investment adviser changed to Amundi Pioneer Asset Management, Inc.

Effective immediately, under “The Funds” section of the prospectus, the information in the Insurance Funds table for the Pioneer portfolios is deleted and replaced with the following:

Insurance Fund	Portfolio Name	Investment Objective	Investment Adviser
Pioneer Variable Contracts Trust (Class II)	Pioneer Emerging Markets VCT Portfolio	Seeks long-term growth of capital.	Amundi Pioneer Asset Management, Inc.
Pioneer Variable Contracts Trust (Class II)	Pioneer Mid Cap Value VCT Portfolio	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stock.	Amundi Pioneer Asset Management, Inc.
Pioneer Variable Contracts Trust (Class I)	Pioneer Select Mid Cap Growth VCT Portfolio	Seeks long-term capital growth.	Amundi Pioneer Asset Management, Inc.

Any references in the prospectus to Pioneer Asset Management, Inc. serving as the investment adviser are deleted and replaced with Amundi Pioneer Asset Management, Inc.

This Supplement Should Be Retained with Your Prospectus for Future Reference.